================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 2000




                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
              (Exact name of registrant as specified in is charter)



           Colorado                     0-14749                  84-0910696
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                                265 Turner Drive
                             Durango, Colorado 81301
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (970) 259-0554


================================================================================

ITEM 5. OTHER EVENTS.

         The Company has received correspondence from the Nasdaq Stock Market, Inc. ("Nasdaq") regarding the continued listing of the Company's Common Stock on the Nasdaq National Market. Nasdaq informed the Company of its decision to delist the Company's common stock from the Nasdaq National Market because the Company has failed to maintain a minimum market value of public float of $5,000,000 over the 30 consecutive trading days preceding such notice. The Company is in the process of appealing the Nasdaq decision, and the process has been suspended pending resolution of the appeal. If Rocky Mountain is not successful in its appeal, the Company intends to list its securities on The Nasdaq SmallCap Market, pending the submission, and review by Nasdaq, of a listing application.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Item              Exhibit
             ----              -------

             99.1              Press Release, dated December 29, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ROCKY MOUNTAIN CHOCOLATE
                                       FACTORY, INC.

Date: December 29, 2000                By: /s/ Bryan J. Merryman
                                          ----------------------------------
                                          Bryan J. Merryman, Chief Operating
                                          Officer, Chief Financial Officer,
                                          Treasurer and Director

                                INDEX TO EXHIBITS

ITEM
NUMBER                         EXHIBIT
------                         -------

 99.1            Press Release, dated December 29, 2000